Accrued liabilities and payables (Details) - USD ($) $ in Thousands	Sep. 30, 2021	Dec. 31, 2020
Accrued liabilities and payables
Accrued operating and administrative expenses	$ 4,277	$ 3,042
Accrued interest	2,394	2,641
Current tax payable	1,149	469
Current portion - provision for tax uncertainty (note 6)	2,641
Refund liabilities (note 4)	1,399	891
Lease liability	64	39
Other accruals and payables	800	150
Total accrued liabilities and other payables	$ 12,724	$ 7,232